                                                                    EXHIBIT 99.2


                         NOTICE OF GUARANTEED DELIVERY

                       EOP OPERATING LIMITED PARTNERSHIP

                               OFFER TO EXCHANGE

    6.375% NOTES DUE 2003 FOR ANY AND ALL OUTSTANDING 6.375% NOTES DUE 2003 6.625% NOTES DUE 2005 FOR ANY AND ALL OUTSTANDING 6.625% NOTES DUE 2005 6.750% NOTES DUE 2008 FOR ANY AND ALL OUTSTANDING 6.750% NOTES DUE 2008 7.250% NOTES DUE 2018 FOR ANY AND ALL OUTSTANDING 7.250% NOTES DUE 2018 6.376% MANDATORY PAR PUT REMARKETED SECURITIES(SM) DUE 2012 FOR ANY AND
  ALL OUTSTANDING 6.376% MANDATORY PAR PUT REMARKETED SECURITIES(SM) DUE 2012 7.24% SENIOR NOTES DUE 2004 FOR ANY AND ALL OUTSTANDING 7.24% SENIOR NOTES DUE
                                      2004
 7.36% SENIOR NOTES DUE 2005 FOR ANY AND ALL OUTSTANDING 7.36% SENIOR NOTES DUE
                                      2005
 7.44% SENIOR NOTES DUE 2006 FOR ANY AND ALL OUTSTANDING 7.44% SENIOR NOTES DUE
                                      2006
 7.41% SENIOR NOTES DUE 2007 FOR ANY AND ALL OUTSTANDING 7.41% SENIOR NOTES DUE
                                      2007

              PURSUANT TO THE PROSPECTUS DATED             , 1998

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON             , 1998 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER
IS EXTENDED BY EOP OPERATING LIMITED PARTNERSHIP.

     This form or one substantially equivalent hereto must be used by a holder of Private Notes (as defined below) to accept the Exchange Offer of EOP Operating Limited Partnership (the "Issuer") and to tender Private Notes to State Street Bank and Trust Company, as exchange agent (the "Exchange Agent") pursuant to the guaranteed delivery procedures described in "The Exchange
Offer -- Guaranteed Delivery Procedures" of the Issuer's Prospectus dated
          , 1998 (the "Prospectus") and in Instruction 1 to the related Letter of Transmittal. The Exchange Offer provides holders of the Issuer's outstanding 6.375% Notes due 2003 (the "2003 Notes"), 6.625% Notes due 2005 (the "2005
Notes"), 6.750% Notes due 2008 (the "2008 Notes"), 7.250% Notes due 2018 (the
"2018 Notes" and, together with the 2003 Notes, the 2005 Notes and the 2008 Notes, the "$1.25 Billion Notes"), 6.376% MandatOry Par Put Remarketed Securities(SM) due 2012 (the "MOPPRS"), 7.24% Senior Notes due 2004 (the "2004 Senior Notes"), 7.36% Senior Notes due 2005 (the "2005 Senior Notes"), 7.44% Senior Notes due 2006 (the "2006 Senior Notes") and the 7.41% Senior Notes due 2007 (the "2007 Senior Notes" and, together with the 2004 Senior Notes, the 2005 Senior Notes and the 2006 Senior Notes, the "$180 Million Notes"), the opportunity to exchange such notes, for the 6.375% Notes due 2003, 6.625% Notes due 2005, 6.750% Notes due 2008, 7.250% Notes due 2018, 6.376% MandatOry Par Put Remarketed Securities(SM) due 2012, 7.24% Senior Notes due 2004, 7.36% Senior Notes due 2005, 7.44% Senior Notes due 2006 and the 7.41% Senior Notes due 2007, respectively, offered pursuant to the Prospectus (collectively, the "Exchange Notes"), which Exchange Notes have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part. The $1.25 Billion Notes, the MOPPRS and the $180 Million Notes are sometimes collectively referred to as the "Private Notes." Any holder who wishes to tender Private Notes pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery prior to the Expiration Date of the Exchange Offer. Capitalized terms used but not defined herein have the respective meaning given to them in the Prospectus.

              STATE STREET BANK AND TRUST COMPANY, EXCHANGE AGENT

           By Mail:               By Facsimile Transmission:    By Overnight Delivery or Hand:
           --------               --------------------------    ------------------------------
    State Street Bank and         (For Eligible Institutions        State Street Bank and
        Trust Company                       Only)                       Trust Company
         P.O. Box 778                   (617) 664-5232             Two International Place
     Boston Massachusetts                                                 4th Floor
          02102-0778                Confirm by Telephone:         Boston Massachusetts 02110
  Attention: Corporate Trust            (617) 664-5590            Attention: Corporate Trust
            Window                                                          Window

                            ------------------------

     Originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand or by overnight delivery service. Facsimile transmission is available to a member firm of a registered national securities exchange, a member firm of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (an "Eligible Institution").

     DELIVERY OF THIS NOTICE TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED ON THE LETTER OF TRANSMITTAL FOR GUARANTEE OF SIGNATURES.

LADIES AND GENTLEMEN:

     The undersigned hereby tenders to the Issuer, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amounts of Private Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction of the Letter of Transmittal.

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DESCRIPTION OF PRIVATE NOTES TENDERED
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
CERTIFICATE NUMBER(S) (IF KNOWN) OF PRIVATE                      AGGREGATE                          AGGREGATE
  NOTES OR ACCOUNT NUMBER AT THE BOOK-ENTRY                  PRINCIPAL AMOUNT                   PRINCIPAL AMOUNT
  FACILITY AND SERIES OF PRIVATE NOTES TENDERED                 REPRESENTED                         TENDERED
---------------------------------------------------------------------------------------------------------------------------

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                                                      TOTAL
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

Signature of Registered Holder(s) or Authorized Signatory:

Date:
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Name(s):
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Address:
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                                              Zip Code

Area Code and Tel. No.(s):
                          ----------------------------

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              (Please Type or Print)
Principal Amount of Private
Notes Tendered: $
                 -------------------------------------

Certificate Nos. (if available):

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Total Principal Amount Represented
by Private Note Certificate(s):

$
----------------------------------------------------

CHECK IF PRIVATE NOTES WILL BE TENDERED BY BOOK-ENTRY TRANSFER

[ ] The Depository Trust Company

Account Number:
               --------------------------------------

             THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED

                                   GUARANTEE
                    (Not to be used for signature guarantee)

     The undersigned, being an Eligible Institution, hereby guarantees deposit with the Exchange Agent of either (i) the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, together with the Private Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Private Notes into the Exchange Agent's account at the Book-Entry Transfer Facility described in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures" and in the Letter of Transmittal, in proper form for transfer), and any other required documents, or (ii) a properly transmitted Agent's Message as described in the Prospectus under the caption "The Exchange Offer -- Procedures For Tendering," as the case may be, all by 5:00 p.m., New York City time, within three New York Stock Exchange trading days following the Expiration Date.

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               Name of Firm

----------------------------------------------------
                  Address

----------------------------------------------------
                                            Zip Code

Area Code and Tel. No.:
                       -----------------------------

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              Authorized Signature

----------------------------------------------------
                     Title

Name:
     -----------------------------------------------
              (Please Type or Print)

Dated:
      ----------------------------------------------

NOTE: DO NOT SEND PRIVATE NOTE CERTIFICATES WITH THIS FORM. ACTUAL SURRENDER OF
      PRIVATE NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.